SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act



                                 March 27, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                               AmeriCom USA, Inc.
                    (Exact Name as Specified in its Charter)


      Delaware                     0-023769                     52-2068322
   (State or other             (Commission                  (I.R.S. Employer
   jurisdiction of             File Number)                 Identification No.)
   incorporation)


                          5900 Hollis Street, Suite R-1
                              Emeryville, CA 94608
                    (Address of principal executive offices)


                                  805/542-6700
                          Registrant's telephone number




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ITEM 5.  Other Events

On March 27, 2000, the Company completed the sale of 100,000 shares of its Class A common stock to an investment fund managed by D-Brain Capital Ltd. of Tokyo, Japan. The total consideration for the placement, which was subject to Regulation S of the Securities Act of 1933, was $500,000.



ITEM 7.  Exhibits

(a) Press Release dated May 4, 2000.

SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICOM USA, INC.


                               By:  /s/  TOM HOPFENSPERGER
                                  Tom Hopfensperger
                                  Chief Executive Officer

                               Dated: May 4, 2000